SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                              _____________________

                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported):  March 14, 1997

                                 RAYTHEON COMPANY
              (Exact name of registrant as specified in its charter)

              Delaware                1-2833             04-1760395
      (State of Incorporation)   (Commission File      (IRS Employer
                                      Number)          Identification
                                                           Number)

                   141 Spring Street
                 Lexington, Massachusetts                   02173
      (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (617) 862-6600





         ITEM 5.        OTHER EVENTS.

                   As previously disclosed in Raytheon Company's ("Raytheon") current report on Form 8-K dated January 6, 1997, Raytheon and Texas Instruments Incorporated ("Texas Instru-ments") entered into a definitive agreement pursuant to which Raytheon agreed to purchase substantially all of the assets of, and to assume substantially all of the liabilities related to, the Defense Systems and Electronics business of Texas Instru-ments ("TI Defense"), for $2.95 billion in cash, subject to certain adjustments (the "Asset Purchase"). Consummation of the Asset Purchase is subject to certain conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act"). On March 14, 1997, the parties received a request from the Department of Justice ("DOJ") for further information in connection with its review of the transaction. Raytheon and Texas Instruments certified substantial compliance with the request on May 5, 1997 and May 16, 1997, respectively. The waiting period under the HSR Act will expire on June 5, 1997 unless such period is earlier terminated by the DOJ or the period is extended by agreement of the parties. Raytheon expects the transaction to close in the second quarter of 1997.

                   In Raytheon's current report on Form 8-K dated Janu-ary 16, 1997, Raytheon also announced that Raytheon and HE Holdings, Inc. ("HEH"), an indirect, wholly owned subsidiary of General Motors Corporation ("GM"), have entered into a defini-tive agreement to merge (the "Merger Agreement"), with the com-bined company to be named Raytheon Company (the "Merger").
         Prior to the Merger, GM and certain of its affiliates will con-summate certain transactions, including a spin-off of HEH
         (which will then consist primarily of the aerospace and defense systems businesses ("Hughes Defense") of Hughes Electronics Corporation, the parent corporation of HEH) to GM stockholders. The Merger is subject to satisfaction of various conditions, including the expiration or termination of the applicable waiting period under the HSR Act. On April 26, 1997, the parties received a request for further information from the DOJ in connection with its review of the proposed Merger. Both parties are currently working to comply with the request. The Merger is also subject to certain other conditions, including certain regulatory approvals and the approval of stockholders of both companies. The transaction is expected to close in the third quarter of 1997.

                   Certain audited financial information for (a) TI Defense and (b) Hughes Defense as well as unaudited pro forma combined condensed financial information for (c) Raytheon-TI Defense after giving effect to the Asset Purchase and Raytheon-TI Defense-Hughes Defense after giving effect to both the Asset Purchase and the Merger is set forth under Item 7(c) below as Exhibits 99.1, 99.2, and 99.3, respectively. In addition certain interim financial information for TI Defense and Hughes Defense is set forth in Exhibits 99.4 and 99.5, respectively.





         ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                        INFORMATION AND EXHIBITS

              23.1      Consent of Ernst & Young LLP

              23.2      Consent of Deloitte & Touche LLP

              99.1 The audited statement of assets to be acquired and liabilities to be assumed of TI Defense as of December 31, 1996 and December 31, 1995 and the related statements of income and cash flows for each of the three years in the period ended December 31, 1996.

              99.2 The audited combined balance sheet of Hughes Defense as of December 31, 1996 and December 31, 1995 and the related combined statements of income and parent company's net investment and combined statement of cash flows for each of the three years in the period ended December 31, 1996.

              99.3 Raytheon Company pro forma condensed combined statement of financial condition at
                        March 30, 1997, and pro forma condensed
                        combined statements of earnings for the
                        twelve months ended December 31, 1996, and for the three months ended March 30 1997, reflecting (a) Raytheon-TI Defense and
                        (b) Raytheon-TI Defense-Hughes Defense.

              99.4 The unaudited statements of assets to be acquired and liabilities to be assumed of TI Defense as of March 31, 1997 and the related statements of income and cash flows for each of the three months ended March 31, 1997 and March 31, 1996.

              99.5 The unaudited combined balance sheet of Hughes Defense as of March 31, 1997 and December 31, 1996, and the related combined statement of income and parent Company's net investment and combined statement of cash flows for the three months ended March 31, 1997 and March 31, 1996.





                                    SIGNATURE



                   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here-unto duly authorized.


         Dated:  May 23, 1997

                                    RAYTHEON COMPANY


                                    By  /s/ Thomas D. Hyde
                                        Thomas D. Hyde
                                        Vice President and
                                        General Counsel





                                    EXHIBIT INDEX

         Exhibit
         Number              Description

           23.1                   Consent of Ernst & Young LLP

           23.2                   Consent of Deloitte & Touche LLP

           99.1 The audited statement of assets to be acquired and liabilities to be assumed of TI Defense as of December 31, 1996 and December 31, 1995 and the related statements of income and cash flows for each of the three years in the period ended December 31, 1996.

           99.2 The audited combined balance sheet of Hughes Defense as of December 31, 1996 and December 31, 1995 and the related combined statements of income and parent company's net investment and combined statement of cash flows for each of the three years in the period ended Decem-ber 31, 1996.

           99.3 Raytheon Company pro forma condensed combined statement of financial condition at March 30, 1997, and pro forma condensed combined statements of earnings for the twelve months ended December 31, 1996, and for the three months ended March 30, 1997, reflecting
                                  (a) Raytheon-TI Defense and (b) Raytheon-TI
                                  Defense-Hughes Defense.

           99.4 The unaudited statements of assets to be acquired and liabilities to be assumed of TI Defense as of March 31, 1997 and the related statements of income and cash flows for each of the three months ended
                                  March 31, 1997 and March 31, 1996.

           99.5 The unaudited combined balance sheet of Hughes Defense as of March 31, 1997 and December 31, 1996, and the related combined statement of income and parent Company's net investment and combined statement of cash flows for the three months ended March 31, 1997 and March 31, 1996.